UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2011

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW, Washington, DC	20005

(Address of Principal executive offices)	(Zip Code)
Registrant’s Telephone number, including area code: (202) 346-6500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 27, 2011, CoStar Group, Inc. (“CoStar”, “we” or the “Company”) announced that we and one of our wholly owned subsidiaries had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 27, 2011, among CoStar, Lonestar Acquisition Sub, Inc., a wholly owned subsidiary of CoStar, and LoopNet, Inc. (“LoopNet”) pursuant to which, and subject to the terms and conditions of which, that subsidiary will be merged with and into LoopNet (the “Merger”), with LoopNet continuing as the surviving corporation and our wholly owned subsidiary.
On May 20, 2011, CoStar entered into Amendment No. 1 (the “Amendment”) to the Merger Agreement. Pursuant to the Merger Agreement, holders of LoopNet’s performance stock options and performance restricted stock units (“RSUs”) are to receive shares of CoStar common stock in lieu of the cash consideration otherwise payable for a portion of such performance stock options and performance RSUs, all as calculated in accordance with the Merger Agreement. The Merger Agreement further provides that if, as a result of the foregoing treatment of LoopNet’s performance stock options and performance RSUs, CoStar would be required to issue an aggregate number of shares of CoStar common stock pursuant to the Merger Agreement such that a vote of CoStar’s stockholders would be required under the rules of the Nasdaq Stock Market, CoStar shall reduce the amount of shares of CoStar common stock payable to holders of LoopNet’s performance stock options and performance RSUs. The Amendment amends and restates this limitation to provide instead that if, as a result of the foregoing treatment of a portion of LoopNet’s performance stock options and performance RSUs, CoStar would be required to issue more than 2.25 million shares of CoStar common stock pursuant to the Merger Agreement, it may choose instead to pay to the holders of the applicable performance stock options and RSUs the amounts in excess of 2.25 million shares in cash.
The description contained in this Item 1.01 of certain terms of the Amendment and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement was filed as Exhibit 2.1 to CoStar’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2011, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
We are providing updated pro forma financial information with respect to LoopNet and the combined consolidated company following the Merger, reflecting the use of approximately $245.6 million of net proceeds from a proposed equity offering by the Company to fund a portion of the cash consideration payable in connection with the Merger. Pursuant to this Item 7.01, we are providing: (i) the consolidated historical financial statements of LoopNet as of December 31, 2009 and 2010 and for each of the years ended December 31, 2008, 2009 and 2010 and as of March 31, 2011 and for the quarterly periods ended March 31, 2010 and 2011, attached as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01; and (ii) certain risk factors relating to LoopNet’s business (the “LoopNet Risk Factors”), attached as Exhibit 99.2 hereto and incorporated by reference in this Item 7.01.
The LoopNet Risk Factors were originally included in LoopNet’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, filed by LoopNet with the SEC on May 6, 2011, and we are reproducing them without revision in this Form 8-K. As a result, references in the Risk Factors to the “Company,” “we,” “us,” or “our” are references to LoopNet and its subsidiaries, except as the context otherwise requires.
The information provided in and incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in that filing.

Item 8.01	Other Events.
In this Item 8.01, we are providing the unaudited condensed combined financial statements of the Company and LoopNet, pro forma for the Merger and certain related financing transactions, as of March 31, 2011 and for the three months ended March 31, 2011 and the fiscal year ended December 31, 2010, attached as Exhibit 99.3 hereto and incorporated by reference in this Item 8.01.

Cautionary Statements Regarding Forward-Looking Statements.
This Current Report on Form 8-K and the information incorporated by reference herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the Merger, future financial and operating results, the companies’ plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “may,” “believe,” “expect,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar and LoopNet and are subject to significant risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements. The following factors, among others, could cause or contribute to such differences: the risk that expected cost savings or other synergies from the Merger may not be fully realized or may take longer to realize than expected; the risk that the businesses of CoStar and LoopNet may not be combined successfully or in a timely and cost-efficient manner; the possibility that the Merger does not close, including, but not limited to, due to the failure to obtain approval of LoopNet’s stockholders, or the failure to obtain governmental approvals; the risk that business disruption relating to the Merger may be greater than expected; and failure to obtain any required financing on favorable terms. Additional factors that could cause results to differ materially from those anticipated in the forward-looking statements can be found in CoStar’s Annual Report on Form 10-K for the year ended December 31, 2010 and LoopNet’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC, including in the “Risk Factors” section of each of these filings, and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Neither CoStar nor LoopNet undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information.
In connection with the Merger, CoStar filed with the SEC a registration statement on Form S-4 on May 13, 2011 that includes a preliminary proxy statement of LoopNet that also constitutes a preliminary prospectus of CoStar. These materials are not yet final and will be further amended. The proxy statement/prospectus will be mailed to LoopNet stockholders once it is final. Investors and security holders are urged to read the definitive proxy statement/prospectus when it becomes available and any other relevant documents carefully in their entirety because they will contain important information about the Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, including the definitive proxy statement/prospectus when it becomes available, free of charge at the SEC’s website, www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, from CoStar’s website, www.costar.com/Investors.aspx under the “SEC Filings” tab or from LoopNet’s website, investor.loopnet.com, under the tab “Investor Relations.”
CoStar, LoopNet and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LoopNet in respect of the Merger. Information regarding the persons who, under the rules of the SEC, are deemed participants in the solicitation of the stockholders of LoopNet in connection with the Merger is set forth in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 of CoStar filed with the SEC on May 13, 2011. Information about CoStar’s executive officers and directors is available in CoStar’s definitive proxy statement filed with the SEC on April 27, 2011. Information about LoopNet’s executive officers and directors is also available in LoopNet’s definitive proxy statement filed with the SEC on April 4, 2011. Free copies of these documents are available from the CoStar and LoopNet websites using the contact information above.

Item 9.01.	Financial Statements and Exhibits.
(d)	List of Exhibits

Exhibit No.	Description
Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 20, 2011, among LoopNet, Inc., CoStar Group, Inc. and Lonestar Acquisition Sub, Inc.
Exhibit 99.1	Consolidated historical financial statements of LoopNet
Exhibit 99.2	Risk factors related to LoopNet’s business
Exhibit 99.3	Unaudited pro forma condensed combined financial data of the Company and LoopNet

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.
Date: May 23, 2011	By:	/s/ Brian J. Radecki
		Name:	Brian J. Radecki
		Title:	Chief Financial Officer

Exhibit Index

Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 20, 2011, among LoopNet, Inc., CoStar Group, Inc. and Lonestar Acquisition Sub, Inc.
Exhibit 99.1	Consolidated historical financial statements of LoopNet
Exhibit 99.2	Risk factors related to LoopNet’s business
Exhibit 99.3	Unaudited pro forma condensed combined financial data of the Company and LoopNet